UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Form 8-K                                First Financial Bancorp.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Conditional Change of Positions of John M. Gavigan; Conditional Appointment of James M. Anderson; Compensatory Arrangements

On September 22, 2017, First Financial Bank (the “Bank”), the wholly-owned subsidiary of First Financial Bancorp. (the “Company”) entered into agreements with John M. Gavigan, currently the Chief Financial Officer of the Company and of the Bank, to become effective upon the closing of the merger of MainSource Financial Group, Inc. (“MainSource Financial”) and the Company (the “Merger”), subject to Mr. Gavigan’s continued employment by the Bank at that time and the ratification of Mr. Gavigan’s arrangement by the Compensation Committee of the Company following the merger closing. In accordance with an offer letter from the Bank and accepted by Mr. Gavigan and a Severance and Change in Control Agreement between the Bank and Mr. Gavigan (the “Severance Agreement”), effective at the time of the Merger, Mr. Gavigan will become the Chief Administrative Officer of the Company and the Bank. His starting salary will be $310,000 annually, and he will participate in the Short-Term Incentive Plan (the “STIP”) and Long-Term Incentive Plan (the “LTIP”) of the Bank, as well as other employee benefit plans offered generally to the Bank’s executive officers. Pursuant to the letter, Mr. Gavigan’s annual target under the STIP will be 50% of his eligible base compensation, and his target under the LTIP beginning in 2018 will be 50%. The descriptions of the STIP and the LTIP contained in the “Executive Compensation” section of the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2017 (the “Proxy Statement”), are incorporated herein by reference.

On September 18, 2017, the Bank entered into agreements with James M. Anderson, currently the Chief Financial Officer of MainSource Financial and MainSource Bank, to become effective upon the closing of the Merger, subject to Mr. Anderson’s continued employment by MainSource Bank at that time and the ratification of Mr. Anderson’s arrangement by the Compensation Committee of the Company following the Merger closing. In accordance with an offer letter from the Bank and accepted by Mr. Anderson and a Severance Agreement between the Bank and Mr. Anderson, Mr. Anderson will become the Chief Financial Officer of the Company and the Bank. His starting salary will be $360,000 annually, and he will participate in the STIP and the LTIP of the Bank, as well as other employee benefit plans offered generally to the Bank’s executive officers. Pursuant to the letter, Mr. Anderson’s annual target under the STIP will be 50% of his eligible base compensation, and his target under the LTIP beginning in 2018 will be 50%.

The Severance Agreement entered into with each of Mr. Gavigan and Mr. Anderson has a term commencing upon the day immediately following the effectiveness of the Merger and continuing until April 30, 2019, and will renew automatically for successive one-year periods unless either the Company or the executive gives the other notice of non-renewal.

Upon termination of the executive by the Bank without “Cause” (other than as a result of death or disability) and not in connection with a “Change in Control” (each such term as defined in the Severance Agreement), the executive will be entitled to receive the following payments and benefits: (i) earned and unpaid base salary and vacation pay through the date of termination; (ii) continued payment of base salary for 24 months; (iii) an amount equal to a multiple of the executive’s target bonus amount under the STIP as described below; (iv) outplacement assistance at the Bank’s expense (at a cost of up to 5% of the executive’s base salary); and (v) up to twelve months of the employer portion of the health insurance premium payment contributions from the Bank. If the executive is a covered employee for purposes of Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), for the year in which employment terminates (or would have been a covered employee if the executive had continued employment until the end of the year), the STIP severance amount payable to the executive will be equal to the lesser of (i) two times the average of the STIP bonuses earned during the three years prior to the qualifying termination (or such lesser period for which the executive was eligible to participate in the STIP) or (ii) two times the STIP bonus target in effect for the year of termination. If the executive is not a covered employee or if a severance benefit is being paid in connection with a Change in Control, the STIP severance amount will be two times his target bonus amount under the STIP.

If, immediately prior to a Change in Control or during the one-year period that commences upon a Change in Control, the Bank terminates the executive’s employment without Cause (other than for disability or death) or if the executive terminates his employment for “Good Reason,” as defined in the Severance Agreement, the executive will be entitled to receive the following payments and benefits: (i) earned and unpaid base salary and vacation pay through the date of termination; (ii) continued payment of base salary for 24 months; (iii) an amount equal to two times his target amount under the STIP; (iv) outplacement assistance at the Bank’s expense (at a cost of up to 5% of the executive’s base salary); and (v) up to twelve months of the employer portion of health insurance premium payment contributions from the Bank.

The Severance Agreement provides that, in the event that any of the payments or benefits provided under such agreement or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits may be reduced.

The Severance Agreement also provides that during his employment with the Bank and for six months thereafter, the executive must not compete with the Bank, and for two years after termination, the executive must not solicit customers or employees of the Bank.

The foregoing descriptions of the agreements between the Bank and each of Mr. Gavigan and Mr. Anderson are summaries, do not purport to be complete, and are qualified in their entirety by the full text of the offer letters and Severance Agreements, which are attached hereto as Exhibits 10.1 through 10.4 and incorporated herein by reference.

Biographical Information About Mr. Gavigan

Mr. Gavigan, age 39, has been the Chief Financial Officer of the Company and the Bank since December 2014. He previously served as Corporate Controller from 2011 through 2014 and as Assistant Controller from 2008 through 2011. Mr. Gavigan is a certified public accountant (inactive).

Biographical Information About Mr. Anderson

Mr. Anderson, age 46, has been the Chief Financial Officer of MainSource Financial and MainSource Bank since January 2006. Prior to that date, he served as the Principal Accounting Officer of MainSource Financial and MainSource Bank.

Related Party Transactions

The Bank has banking relationships in the ordinary course of business with executive officers and their affiliates on the same terms as those prevailing at the same time for comparable transactions with persons not related to the Bank. Any loans by the Bank that may have been outstanding to either Mr. Gavigan or Mr. Anderson or any immediate family member of either of them (within the meaning of Section 404(a) of Regulation S-K of the SEC) since January 1, 2016, were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to the Bank; and did not involve more than the normal risk of collectability or present other unfavorable features.

Important Additional Information About the Merger
The arrangements described in this report become effective upon the closing of the proposed merger transaction between the Company and MainSource Financial. The Company has filed a registration statement on Form S-4 with the SEC, which includes a joint proxy statement of the Company and MainSource Financial and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the Company and MainSource Financial shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of the Company and MainSource Financial are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by the Company and MainSource Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge at the Company’s website at http://www.bankatfirst.com and the documents filed by MainSource Financial may be obtained free of charge at MainSource Financial’s website at https://www.mainsourcebank.com under the tab “Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202 or by calling (877) 322-9530 or from MainSource Financial upon written request to MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, Attn: James M. Anderson, Chief Financial Officer, or by calling (812) 663-6734.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the joint proxy statement/prospectus that the Company and MainSource Financial will file with the SEC.
Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the merger transaction between the Company and MainSource Financial, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of the Company’s and MainSource Financial’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by the Company and MainSource Financial with the SEC, risks and uncertainties for the Company, MainSource Financial and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource Financial’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of the Company’s or MainSource Financial’s shareholders to adopt the merger agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on the Company’s, MainSource Financial’s or the combined company's respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither the Company nor MainSource Financial assumes any obligation to update any forward-looking statement.

Proxy Solicitation

The Company, MainSource Financial, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s and MainSource Financial’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 13, 2017, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on February 24, 2017. Information about the directors and executive officers of MainSource Financial and their ownership of MainSource Financial common stock is set forth in the proxy statement for MainSource Financial’s

2017 annual meeting of shareholders, as previously filed with the SEC on March 24, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.    The following exhibits are being filed herewith:

10.1    Offer Letter to John M. Gavigan dated September 22, 2017

10.2	Severance and Change in Control Agreement between John M. Gavigan and First Financial Bank dated September 22, 2017

10.3    Offer Letter to James M. Anderson dated September 18, 2017

10.4	Severance and Change in Control Agreement between James M. Anderson and First Financial Bank dated September 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Shannon M. Kuhl
Shannon M. Kuhl
Senior Vice President and Chief Legal Officer

Date:	September 22, 2017

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.    Description

10.1	Offer Letter from First Financial Bank to John M. Gavigan dated September 22, 2017

10.2	Severance and Change in Control Agreement between John M. Gavigan and First Financial Bank dated September 22, 2017

10.3	Offer Letter from First Financial Bank to James M. Anderson dated September 18, 2017

10.4	Severance and Change in Control Agreement between James M. Anderson and First Financial Bank dated September 18, 2017